UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BAKER HUGHES INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Baker Hughes Incorporated
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on April 28, 2011
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/bhi
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
BAKER HUGHES INCORPORATED
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 18, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688).

Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/bhi

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear Stockholder:
The 2011 Annual Meeting of Stockholders of Baker Hughes Incorporated (the “Company”) will be held in the Wortham Meeting Room No. 2 at 2727 Allen Parkway, Houston, Texas, on Thursday, April 28, 2011, at 9:00 a.m. (Central Daylight Time).
Proposals to be considered at the Annual Meeting:
(1)	Election of Directors.
(2)	Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Accounting Firm for Fiscal Year 2011.
(3)	Proposal to reapprove the Performance Criteria for Awards under the Annual Incentive Compensation Plan, as required by Section 162(m) of the Internal Revenue Code.
(4)	Proposal to Approve the Advisory (non-binding) Resolution Relating to Executive Compensation.
(5)	Proposal to Approve the Advisory (non-binding) Resolution Relating to the Executive Compensation Frequency Stockholder Vote.
(6)	Stockholder Proposal regarding Majority Vote Standard for Director Elections.
(7)	Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.
The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4 and a vote “AGAINST” Item 6.
The Board of Directors is not making a recommendation for Item 5.
The Board of Directors has fixed the close of business on March 1, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
CONTROL NUMBER
↓

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

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Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person may be obtained by calling 1-713-439-8600.
Meeting Location:
Wortham Meeting Room No. 2
2727 Allen Parkway
Houston, TX 77019
The following materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/bhi
The Proxy Materials for Baker Hughes Incorporated are available to review at:
http://www.proxyvoting.com/bhi
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.

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